Exhibit 10.6

 Unless permitted under securities legislation, the holder of this security must not trade the security before JULY 18, 2017.

WARRANT TO PURCHASE COMMON SHARES

OF

VERSUS SYSTEMS INC.
(the "Company")

(Organized under the laws of the Province of British Columbia)

Warrant Certificate No:

Issue Date: March 17, 2017

THIS IS TO CERTIFY THAT, for value received, PURCHASER, the holder of this Warrant, is entitled to purchase:

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non-assessable common shares of the Company as such shares were constituted on the Issue Date at any time up to 4:30 p.m. local time at the City of Vancouver, British Columbia at and for a price of C$0.40 per share, of lawful money of Canada, up to and including March 17, 2022 (the "Expiry Date") upon and subject to the terms and conditions attached hereto.

This Warrant and the common shares to be issued upon its exercise have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States. This Warrant may not be exercised in the United States or by or on behalf of any U.S. person or person in the United States, directly or indirectly, unless (i) the common shares are registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available. "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

VERSUS SYSTEMS INC.

Per:	Director/Officer

NOTE:	Any share certificates issued upon exercise of this Warrant prior to the expiry of the hold periods will be printed with the corresponding legends.

TERMS, CONDITIONS AND INSTRUCTIONS

1.	The holder of this Warrant may subscribe for up to the number of shares ("Warrant Shares") of the Company indicated on the face hereof in accordance with and subject to the terms and conditions set out in this Warrant.
2.	For each Warrant Share purchased pursuant to this Warrant, payment must be made in the amount of C$0.40 per Warrant Share (the "Exercise Price"). All payments must be made in Canadian funds, in cash or by certified cheque, bank draft or money order payable, at par, in Vancouver, British Columbia, made payable to the Company’s name set out on the face hereof or, if such name is changed after the Issue Date, the Company's then current name. If payment is made by way of an uncertified cheque, the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn.
3.	To exercise the rights evidenced by this Warrant, this Warrant with the Warrant Exercise Form attached as Appendix 1 hereto (the "Warrant Exercise Form") completed and payment as required for the shares subscribed for, must be delivered or mailed to the offices of the Company at 302 – 1620 West 8th Avenue, Vancouver, BC V6J 1V4 or, if such address is changed after the Issue Date, the then current head office address of the Company, and received by the Company.
4.	The rights evidenced by this Warrant expire at 4:30 p.m. local time in Vancouver, British Columbia on the Expiry Date. If this Warrant is not exercised on or before its expiry, the Warrant shall be void and all rights evidenced thereby shall forthwith cease to represent a right or claim of any nature.
5.	Any certificate representing Warrant Shares issued upon the exercise of this Warrant prior to the date that is four months and one day after the Issue Date will bear the following legends:

Unless permitted under securities legislation, the holder of this security must not trade the security before [four months plus one day after the Issue Date.].

6.	The rights evidenced by this Warrant may be transferred or assigned by the holder, subject to all applicable regulatory and legal requirements and the approval of the Company, by duly completing and executing the Warrant Transfer Form attached as Appendix 2 hereto.
7.	The rights to purchase Warrant Shares granted by this certificate may be exercised, subject to the terms and conditions hereof, in whole or in part (but not as to a fractional share) from time to time.
8.	This Warrant does not entitle the holder to any rights as a shareholder of the Company, including, without limitation, voting rights.
9.	If this Warrant or the purchase price are forwarded by mail, it is suggested that registered mail be used as the Company and the Company's registrar and transfer agent will not be responsible for any losses which occur through the use of mails.
10.	The Company shall, no more than five business days after delivery of this Warrant, together with a duly executed Warrant Exercise Form and payment as required for the shares subscribed for, issue and deliver to the holder certificates for that number of shares subscribed for, at the address shown on the Warrant Exercise Form.
11.	The rights evidenced by this Warrant are to purchase common shares in the capital stock of the Company as they were constituted on the Issue Date. If after such date and prior to the exercise of any of the rights evidenced by this Warrant, there shall be any change in the common shares of the Company whether by consolidation, sub-division, reclassification, payment of any stock dividends, or otherwise, then an appropriate adjustment shall be made in either or both of (i) the number of common shares issuable on exercise of the rights evidenced by this Warrant and (ii) the Exercise Price; and if the Company shall amalgamate with, consolidate with or merge with or into, or participate in a statutory arrangement or similar reorganization with another corporation or entity, any common shares of the Company issuable on exercise of the rights evidenced by this Warrant shall be converted into the securities, property, or cash which the holder would have received upon such amalgamation, consolidation, merger, arrangement or reorganization had the Warrants been exercised prior to such event becoming effective, subject to the approval of any stock exchange on which the Company's shares are listed (if required). Any adjustment contemplated herein shall be to the effect that the rights evidenced by this Warrant shall thereafter be as reasonably as possible equivalent to those originally granted hereby. In accordance with this certificate, the Company will make adjustments as it considers necessary and equitable acting in good faith, subject to any approvals required by any stock exchange on which the Company's shares are listed. If at any time a dispute arises with respect to adjustments provided for herein, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will be binding upon the Company, the holder of this Warrant and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company and fees payable to such accountants or auditors will be paid by the Company.

12.	The Company will at all times until the expiry of this Warrant keep available, and reserve if necessary, out of its authorized shares, solely for the purpose of issue upon the exercise of this Warrant, such number of Warrant Shares of the Company as shall then be issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares which shall be so issuable will, upon issuance, be issued as fully paid and non-assessable and free from all liens, charges and encumbrances.
13.	The Company will maintain at its offices a register (the "Register") of the names and addresses of the registered holders of the share purchase warrants issued by the Company in the private placement under which this Warrant was issued, which Register will be updated to reflect exercises and, if applicable, transfers of the share purchase warrants.
14.	Unless herein otherwise expressly provided, any notice (a "Notice") to be given hereunder to the holder of the Warrant shall be deemed to be validly given if the Notice is sent by first class mail, postage prepaid, addressed to the holder or delivered by hand at the address appearing on the Register and if, in the case of joint holders of the Warrant, more than one address appears on the Register in respect of that joint holding, the Notice shall be addressed or delivered, as the case may be, only to the first address, as the case may be, so appearing. Any Notice so given shall be deemed to have been given on the day of delivery by hand or on the next business day if delivered by mail. If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any Notice to be given to the holder of the Warrant could reasonably be considered unlikely to reach its destination, the Notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circular of that newspaper, once in a daily newspaper in the English language of general circulation in Vancouver, British Columbia and Toronto, Ontario. Any Notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required).
15.	This Warrant certificate is to be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

APPENDIX 1 TO WARRANT CERTIFICATE

WARRANT EXERCISE FORM

The undersigned, holder of the within Warrant, hereby subscribes for _______________________ common shares of VERSUS SYSTEMS INC. (the "Company"). If the number of common shares purchased hereby does not exercise all of the rights evidenced by this Warrant, the holder requests issuance and delivery to it at the following address of a new Warrant evidencing the unused rights. The undersigned represents and warrants that it is not a U.S. Person, did not receive the offer to purchase the securities in the United States, did not execute this subscription form in the United States and is not purchasing the securities for the account or for the benefit of a U.S. Person or person in the United States. "United States" and "U.S. Person" are as defined in Regulation S under the United States Securities Act of 1933, as amended.

The undersigned directs that the common shares hereby subscribed for be issued and delivered to it as follows:

NAME	ADDRESS	NO. OF SHARES

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED the ________day of                       , 20__.

Signature Guaranteed	(Signature of Warrantholder)

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Instructions:
1.	The registered holder may exercise its right to receive Warrant Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised together with payment of the aggregate Exercise Price, by certified cheque, bank draft or money order payable to the order of the Company’s name set out above or, if such name is changed after the Issue Date, the Company’s then current name, to the head office of the Company , and such other documents as the Company may reasonably require, all in accordance with the Terms, Conditions and Instructions set out in the within Warrant.
2.	If the Warrant Exercise Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder of the Warrant Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or medallion guaranteed by an investment dealer who is a member of a recognized stock exchange.
3.	If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, attorney, officer of a Company or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

APPENDIX 2 TO WARRANT CERTIFICATE
WARRANT TRANSFER FORM

TO: VERSUS SYSTEMS INC. (the "Company")

FOR VALUE RECEIVED, subject to receipt of prior written approval of the Company, the undersigned (the "Transferor") hereby sells, assigns and transfers unto (name)                                                (the "Transferee") of (residential address)                                                                                                          , _______________ (no. of Warrants) Warrants of the Company registered in the name of the undersigned represented by the within Warrant certificate, and irrevocably appoints the Company as the attorney of the undersigned to transfer the said securities on the register of transfers for the said Warrants, with full power of substitution.

The Transferor hereby certifies that (check either A or B):

____	(A) the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel acceptable to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

____	(B) the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the Transferor is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act, except any officer or director who is an affiliate solely by virtue of holding such position) of the Company or a "distributor", as defined in Regulation S, or an affiliate of a "distributor";

(2)	the offer of such securities was not made to a person in the United States and at the time the buy order was originated, the Transferee was outside the United States, or the Transferor and any person acting on its behalf reasonably believe that the Transferee was outside the United States;

(3)	neither the Transferor nor any affiliate of the Transferor nor any person acting on their behalf engaged in any directed selling efforts (as defined under Regulation S of the U.S. Securities Act) in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Warrants are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

DATED the ________day of                       , 20__.

Signature Guaranteed	(Signature of Transferor)
(only if the Warrants are registered in the name of someone other than the Transferor)

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The Warrants and the common shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the certificate representing the Warrants and the Warrant Exercise Form attached thereto. Any common shares acquired pursuant to this Warrant shall be subject to applicable hold periods and any certificate representing such common shares will bear restrictive legends.